UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 127
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01    Regulation FD Disclosure.

On June 16, 2026, Rackspace Technology, Inc. (the "Company") issued a press release announcing that its subsidiary, Rackspace US, Inc., (together with the Company, "Rackspace") has signed a definitive GPU-as-a-Service Agreement - Master Terms and Conditions (the "GPUaaS Agreement") with Advanced Micro Devices, Inc. ("AMD") relating to the phased deployment of AMD Products (as defined below) in Rackspace's global data centers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 8.01    Other Events.

AMD Definitive Agreement

On June 16, 2026, Rackspace and AMD announced that they have entered into a definitive GPUaaS Agreement. The GPUaaS Agreement is intended to facilitate the phased deployment by Rackspace of AMD AI compute products (including AMD Instinct™ GPUs (e.g., MI355X, MI350P, and future successor chips) and AMD EPYC™ CPUs) (collectively, the "AMD Products"), across Rackspace's global data centers. Under the GPUaaS Agreement, Rackspace has agreed to dedicate, maintain and make available an aggregate of 30 MW of capacity within its data centers as an initial launch footprint exclusively for AMD Products, where AMD Products are fit for purpose and subject to certain financing, operational, and legal conditions (the "AMD Footprint Obligation").

The parties intend for the initial deployment to commence in late 2026 and for the balance of the contemplated 30 MW to be deployed in phases through 2028. There can be no assurances that Rackspace will undertake deployments in the anticipated amounts, with the anticipated capacity, within the anticipated timeframe, or at all. Deployments by Rackspace under the GPUaaS Agreement will require Rackspace to obtain additional financing. There can be no assurances that Rackspace will be able to obtain financing on commercially reasonable terms or in the amounts necessary to facilitate such deployments, if at all. Deployments are also subject to availability of and lead times for AMD Products from third party original equipment manufacturers.

Each deployment under the GPUaaS Agreement is subject to agreement by the parties on the commercial terms applicable to such deployment, including pricing, term and financial parameters, and AMD has no obligation under the GPUaaS Agreement to agree to any particular deployment as being within the scope of the framework of the GPUaaS Agreement. If the parties agree that a deployment is within the scope of the GPUaaS Agreement, AMD has agreed to purchase residual unsold capacity from the applicable deployment, subject to the satisfaction of delivery and service availability requirements and an aggregate cap for each deployment. There can be no assurances that AMD will agree to any deployment by Rackspace being within the scope of the GPUaaS Agreement. The GPUaaS Agreement also provides AMD with a right of first refusal to consume GPU capacity before the Company sells GPUaaS services to third parties below a specified price threshold.

The GPUaaS Agreement remains in effect until the expiration or termination of all deployments thereunder. Either party may terminate an affected deployment upon the other party's uncured material breach or insolvency, if the go-live date for such deployment has not occurred by a specified outside date, or upon certain service level failures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements concerning the Company and AMD, including without limitation, the ability to dedicate, maintain and make available an aggregate of 30 MW of AMD Products contemplated by the GPUaaS Agreement, which may not be achieved in full or at all, or may be achieved on a timeline materially different from that described herein; the anticipated benefits and performance of GPU and CPU compute deployments; the expected delivery of Enterprise AI Cloud, Enterprise Inference Engine, Inference as a Service, and Bare Metal AMD Instinct capabilities; anticipated end-customer demand; the expected commercial and financial benefits of the collaboration to each company; and the parties' respective outlooks on the AI industry. While the parties have executed a definitive agreement establishing a commercial framework for the collaboration, individual deployment authorizations are subject to separate execution and certain commercial terms, including pricing and financial parameters, remain subject to further agreement between the parties. AMD has no obligation to agree to any particular deployment as being within the scope of the framework. Any third-party financing required to implement planned deployments is subject to availability on terms acceptable to the Company. The AMD Footprint Obligation is subject to certain financing, operational, and legal conditions and there can be no assurance that deployments will occur on the anticipated timeline, that financing will be obtained, that AMD will agree to future deployments, or that the anticipated benefits of the collaboration will be realized. Deployments are subject to availability of and lead times for AMD Products from third party original equipment manufacturers. In addition, the GPUaaS Agreement provides AMD with a right of first refusal that may affect the Company’s flexibility in selling capacity to third parties. Forward-looking statements are commonly identified by words such as "aim," "anticipate," "believe," "build," "create," "enable," "envision," "establish," "expect," "explore," "may," "intend," "plan," "position," "project," "to be," "will," "working toward," "would," and other terms with similar meaning and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, estimates, and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. For a description of these and other risks and uncertainties, please refer to the Company's filings with the Securities and Exchange Commission, including but not limited to the most recent reports on Form 10-K and Form 10-Q. Forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise these statements except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated June 16, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	June 16, 2026	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel & Assistant Secretary